Exhibit 99.3

November 17, 2008

Confidential

Special Committee of
(1) Ridgewood Electric Power Trust I
(2) Ridgewood Electric Power Trust III
(3) Ridgewood Electric Power Trust IV
(4) Ridgewood Power B Fund/Providence Expansion

Dear Members of the Special Committee:

The following four entities: (1) Ridgewood Electric Power Trust I (“Trust I”), (2) Ridgewood Electric Power Trust III (“Trust III”), (3) Ridgewood Electric Power Trust IV (“Trust IV”), and (4) Ridgewood Power B Fund/Providence Expansion (“B Fund”) (Trust I, Trust III, Trust IV, and the B Fund are collectively referred to herein as the “Company” and individually as a “Fund”) and the Special Committee (the “Special Committee”) appointed by Ridgewood Renewable Power, LLC, in its capacity as the managing shareholder of each Fund (the “Managing Shareholder”) have engaged Duff & Phelps, LLC (“Duff & Phelps”) as independent financial advisor to the Special Committee to provide an opinion (the “Opinion”) to the Special Committee as of the date hereof as to the fairness, within a range, from a financial point of view, to each Fund individually of the consideration to be received by each Fund in the contemplated transaction described below (the “Proposed Transaction”).

Description of the Proposed Transaction

The Proposed Transaction will combine the entities owned by the Company and having assets, rights and liabilities associated with the electricity generating facilities at the Central Landfill in Johnston, Rhode Island, (the “Landfill”) within one new entity so that operation of the landfill gas collection systems currently at the Landfill, the currently leased real estate, the landfill gas rights and the electricity generating facilities currently operated by the Company will be indirectly owned and controlled within that one entity. Among other things, the Proposed Transaction is expected to facilitate the redevelopment of the landfill gas-fueled electricity generating facilities at the Landfill (the “Redevelopment”). It is noted that the Opinion does not take into account any design reconfigurations and/or capital improvements related to the Redevelopment that could increase the electricity generation capacity at the Landfill.

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

The Proposed Transaction involves the reorganization of the operating entities held directly or indirectly by each Fund relating to existing landfill gas electricity generating projects located at the Landfill which will result in (i) the ownership of such entities within one consolidated legal entity, Rhode Island LFG Genco, LLC (“Newco”), and (ii) each Fund owning a membership interest in Newco.

The Managing Shareholder ultimately and solely determined the proposed allocation of the total membership interests in Newco to be issued to Ridgewood Olinda, LLC, a wholly owned subsidiary of Trust I (“Olinda”), Trust III, Trust IV, and the B Fund to be 6.7800%, 19.5636%, 35.2364% and 38.4200%, respectively, in connection with the Proposed Transaction.

It is noted that Duff & Phelps is also engaged to provide, subsequent to the completion of the Proposed Transaction, an opinion to the Special Committee as to the fairness, from a financial point of view, to Newco’s members and Trust I of the consideration to be received by Newco’s members and Trust I in a contemplated transaction involving the sale of Newco (or its assets) and the entities (or their assets) owning the landfill gas electricity generation project located at the Olinda Alpha landfill in Brea, California, as well as certain other assets owned by the Managing Shareholder or its affiliates, to a third party buyer or partner (the “Phase Two Opinion”). For the avoidance of doubt, Duff & Phelps is not providing the Phase Two Opinion herein, but is engaged to provide the Phase Two Opinion at a future date.

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Duff & Phelps took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular.  Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of our Opinion included, but were not limited to, the items summarized below:

1.
Discussed the Proposed Transaction and the operations, financial conditions, future prospects and projected operations and performance of the Company and Ridgewood Providence Power Partners, L.P. (“RPPP”) and Ridgewood Rhode Island Generation LLC (“RRIG”) (RPPP and RRIG being referred to as the “Operating Entities”) with the management of the Company;

2.	Visited the landfill gas electricity generating projects of the Operating Entities located at the Landfill;

3.
Reviewed certain publicly available financial statements, including annual reports on Form 10-K for the year ended December 31, 2007 and quarterly reports on Form 10-Q for the three month period ended June 30, 2008 for Trust III and Trust IV, and other business and financial information of or relating to the Operating Entities and the industry in which the Operating Entities operate;

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

4.
Reviewed certain internal financial statements and other financial and operating data concerning each Operating Entity, which the Company’s management has identified as being the most current financial statements available, including RPPP’s audited financial statements for the years ended December 31, 2003 through December 31, 2007 and unaudited financial statements for the nine months ended September 30, 2008 and including RRIG’s audited financial statements for the year ended December 31, 2005 and unaudited management accounts for the years ended December 31, 2004 through December 31, 2007 and for the nine months ended September 30, 2008;

5.
Reviewed certain financial forecasts for RPPP and RRIG dated October 29, 2008 prepared by Trust I and the B Fund in the case of RRIG and Trust III and Trust IV in the case of RPPP, which are attached as Exhibit B to the Company Letter, and the internal memorandum by the Managing Shareholder “Forecast of the Operations of the Projects of Ridgewood Providence Power Partners, L.P. & Ridgewood Rhode Island Generation, LLC” dated October 28, 2008;

6.
Reviewed the draft dated October 13, 2008 of the Contribution Agreement (the “Agreement”) by and among Olinda, Trust III, Trust IV, B Fund, Ridgewood Providence Power Corporation, Rhode Island Gas Management LLC, Ridgewood Management Corporation, and Newco;

7.	Reviewed the draft dated October 6, 2008 of the Agreement and Plan of Merger by and between Newco and Rhode Island Gas Management LLC;

8.	Reviewed the draft dated September 25, 2008 of the Amended and Restated Limited Liability Company Agreement of Newco;

9.	Reviewed the company letter from the Company dated November 16, 2008 (the “Company Letter”);

10.
Reviewed the Landfill Gas Generation Study for the Central Landfill – Johnston, RI dated October 1, 2007 and subsequent Updated Review letters dated May 29, 2008 and October 29, 2008 prepared by Stantec Consulting Services Inc., which are attached as Exhibit C to the Company Letter;

11.	Reviewed the internal memorandum by the Managing Shareholder re: Ridgewood Providence Landfill Matters dated November 7, 2007;

12.
Reviewed the internal memorandum by the Managing Shareholder “Outline of Gas Rights for the Ridgewood Providence Landfill Gas Projects” dated June 11, 2008, which is attached as Exhibit E to the Company Letter;

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

13.	Reviewed the internal memorandum by the Managing Shareholder re: Estimated RRP Aggregate Carry dated June 10, 2008;

14.	Reviewed the internal memorandum by the Managing Shareholder re: Central Landfill Waste Input Data dated October 29, 2008;

15.
Reviewed certain historical trading price, valuation multiples and trading volume, and other relevant, publicly available information, including economic, industry, and investment information, and trends with respect to public companies in the industry in which the Company operates that we deemed relevant;

16.	Compared the financial performance of the Operating Entities to certain publicly traded companies that we deemed relevant;

17.
Compared certain financial terms of the Proposed Transaction to financial terms, to the extent publicly available, of certain other business combination transactions that we deemed relevant, the current market environment as well as information relating to the industry and regions in which Newco will operate; and

18.	Conducted such other analyses and considered such other factors as we deemed appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with your consent:

1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions, memoranda and representations obtained from public sources or provided to it from private sources, including the Managing Shareholder, and did not independently verify such information;

2.
Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps, including any information regarding certain strategic, financial and operational benefits and costs anticipated from the Proposed Transaction were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same and appropriate for Duff & Phelps to utilize in Duff & Phelps’ analyses;

3.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

4.
Assumed that information supplied to Duff & Phelps and representations and warranties made in all agreements provided to Duff & Phelps, including the Company Letter, are or were or will be, at the time they were made or are to be made accurate in all material respects;

5.
Assumed that the Proposed Transaction will not result in a tax liability or tax obligation for United States Federal income tax purposes for the investors in any Fund and that the Company will not incur any adverse tax or accounting consequences as a result of the Proposed Transaction;

6.
Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied, including that all past and future payments of transaction expenses will be adjusted on pro rata basis per the terms of the Agreement, and that the Proposed Transaction will be completed in accordance with the Agreement without any material amendments thereto or any material waivers, modifications or amendments of any material terms or conditions thereof; and

7.
Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained at a time which will not materially adversely delay, limit, restrict, condition or otherwise affect the Operating Entities or the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

In Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction. Duff & Phelps expresses no opinion with respect to any such assumptions or other matters. To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon.

Notwithstanding Duff & Phelps’ physical inspection of the Operating Entities’ assets, Duff & Phelps did not make any independent evaluation or appraisal of the Operating Entities’ solvency or of any specific assets or liabilities (contingent or otherwise), nor has Duff & Phelps been furnished with any such evaluations or appraisals or inspection reports. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion or an analysis of the Operating Entities’ credit worthiness. Duff & Phelps has not been requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Operating Entities, or any alternatives to the Proposed Transaction, (b) negotiate the terms of the Proposed Transaction or any related agreements, or (c) advise the Special Committee or any other party with respect to the reasonableness of, or alternatives to the Proposed Transaction. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal, tax or accounting matter, recognizing that Duff & Phelps is not a legal, tax or accounting expert and has relied upon, without independent verification, the assessment of the Special Committee’s legal and tax advisors and the Company’s accounting personnel or advisors with respect to the legal, tax and accounting matters concerning the Proposed Transaction.

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s or Managing Shareholder’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the equity holders of each Fund in the Proposed Transaction, or with respect to the fairness of any such compensation.

The basis and methodology for this Opinion have been designed specifically for the express purposes of the Special Committee and may not translate to any other purposes. This Opinion (a) does not address the merits of the underlying business decision to enter into the Proposed Transaction, the relative merits of the Proposed Transaction as compared to any alternative strategy or transaction, or the effects of any other transaction in which the Operating Entity or any Fund might engage; (b) is not a recommendation as to how the Managing Shareholder or any equity holder should act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (c) does not indicate that the consideration to be received by each Fund is the best possibly attainable under any circumstances; instead, it merely states whether the consideration to be received by each Fund in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party. The Special Committee, and not Duff & Phelps, is solely and ultimately responsible for advising the Managing Shareholder as to whether the Proposed Transaction is advisable for each Fund.

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and the conditions and prospects, financial and otherwise, of the Company as they are represented to Duff & Phelps as of the date hereof or as they were reflected in the information and documents reviewed by Duff & Phelps. Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof. Notwithstanding and without limiting the foregoing, in the event that there is any change in any fact or matter affecting this Opinion after the date hereof and prior to the completion of the Proposed Transaction, Duff & Phelps reserves the right to change, modify or withdraw this Opinion.

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

Subject to the prior written approval of Duff & Phelps, this Opinion may be included in its entirety in any proxy statement distributed to equity owners of any Fund in connection with the Proposed Transaction or in a Form 8-K of any Fund and may be summarized or otherwise referenced in other documents required by law or regulation to be filed with the Securities and Exchange Commission. Except as described above, this opinion may not be reproduced, summarized, described, characterized, excerpted from, referred to or given to any other person for any purpose.

Permitted Use of the Opinion

Duff & Phelps has been engaged to provide this Opinion to, and is solely responsible to, the Special Committee. This Opinion is only for the information of the Special Committee in connection with its consideration of the Proposed Transaction. It is understood that this letter does not constitute a recommendation as to how any member of the Special Committee should vote with respect to the Proposed Transaction. As set forth in the engagement letter dated May 13, 2008 and amended on September 30, 2008 by and among Duff & Phelps and the Company and the Special Committee, this Opinion may only be relied on by the Special Committee and may not be relied on by any other person or persons, including, without limitation, the boards of directors of, the board of managers of, any security holders of, creditors of or affiliated parties of the Managing Shareholder or the Company, or for any other purpose. This Opinion may not be relied upon by any holder of any equity interest in any Fund.

Duff & Phelps has acted as financial advisor to the Special Committee, and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in the Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the engagement letter among the Company, the Special Committee and Duff & Phelps, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps stating to the Special Committee that it is prepared to deliver its Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps provided financial advisory services and a fairness opinion to certain affiliates of Ridgewood Renewable Power, LLC in connection with the sale of landfill gas electricity generating assets located in the United Kingdom to affiliates of the Macquarie European Infrastructure Fund in January 2007 for which compensation has been received. This Opinion has been approved by the internal opinion committee of Duff & Phelps.

Ridgewood Electric Power Trust I
Ridgewood Electric Power Trust III
Ridgewood Electric Power Trust IV
Ridgewood Power B Fund/Providence Expansion
November 17, 2008

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that, as of the date hereof, the consideration of 6.7800%, 19.5636%, 35.2364% and 38.4200% of the total membership interests in Newco to be received by Trust I through Olinda, Trust III, Trust IV and the B Fund, respectively, in the Proposed Transaction is fair, within a range, from a financial point of view, to each Fund individually.

Respectfully submitted,

Duff & Phelps, LLC